SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 30, 2006

             Winthrop Residential Associates I, Limited Partnership
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

        0-10272                                          04-2720493
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Boston, Massachusetts                                 02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

      On January 30, 2006, the Registrant sold its 95% limited partnership interest in College Green for a purchase price of $1,200,000. Port City Investments LLC, which is unaffiliated with the Registrant but affiliated with the general partner of College Green, was the purchaser of the interest. The Registrant expects to distribute the proceeds of this sale to its partners during the first quarter of 2006. The Registrant continues to hold its interests in Lynndale Apartments, Ltd. and Stonegate Apartments Limited Partnership.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 3rd day of February, 2006.

                                            WINTHROP RESIDENTIAL ASSOCIATES I,
                                            LIMITED PARTNERSHIP

                                            By: ONE WINTHROP PROPERTIES, INC.
                                                Managing General Partner


                                                By: /s/ Peter Braverman
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                                                        Peter Braverman
                                                        Executive Vice President